-------------------------------


                            SOMERSET EXCHANGE FUND
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011

                        -------------------------------


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                        -------------------------------


                          TO BE HELD ON JULY 17, 2000


To the Shareholders of Somerset Exchange Fund:


     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of Somerset Exchange Fund (the "Fund") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, July 17, 2000 at 11:15 a.m. for the following purposes:

          (1) To elect a Board of Trustees to serve until the election and qualification of their successors;

          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Trustees of the Fund has fixed the close of business on May 10, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after July 3, 2000, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

     If you have any questions regarding the enclosed proxy material or need assistance in voting shares, please contact our proxy solicitor, Shareholder Communication Corporation at (800) 523-4079.


                                        By Order of the Board of Trustees


                                        Robert E. Putney, III
                                        Secretary

Plainsboro, New Jersey
Dated:  June 20, 2000

                                PROXY STATEMENT

                              ------------------

                            SOMERSET EXCHANGE FUND
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011

                              ------------------

                       SPECIAL MEETING OF SHAREHOLDERS

                              ------------------


                                 July 17, 2000

                                 INTRODUCTION


     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Somerset Exchange Fund, a Delaware business trust (the "Fund"), to be voted at the Special Meeting of Shareholders of the Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, July 17, 2000 at 11:15 a.m. The approximate mailing date of this Proxy Statement is June 20, 2000.


     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Trustees to serve until the election and qualification of their successors and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.


     The Board of Trustees has fixed the close of business on May 10, 2000 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 149,182.689 shares of beneficial interest ("Shares"). To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding Shares.

     The Board of Trustees of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Special Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy to vote in accordance with their best judgment.

                     ITEM 1. ELECTION OF BOARD OF TRUSTEES


     At the Meeting, eight individual Trustees will be elected to serve until the election and qualification of their successors or until their earlier resignation or removal. The Trustees currently consist of four individual members and an adviser trustee. MLAM serves as the adviser trustee (in such capacity, the "Adviser Trustee"). The Fund's Amended and Restated Declaration of Trust (the "Declaration of Trust") provides that the Adviser Trustee is responsible for the management of the Fund's portfolio, subject to the supervision of the individual Trustees, and certain other responsibilities under the Declaration of Trust, including approving transfers of Shares.

     In connection with the re-alignment of the boards of directors and trustees of certain MLAM/FAM advised funds (as defined herein) it is proposed that four additional Trustees be elected by shareholders. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or properly revoked) "FOR" the nominees listed below. Certain biographical and other information relating to the nominees appears below.


                                                                                                                           Shares
                                                                                                                       Beneficially
                                                                                                        Trustee         Owned at
                                                           Principal Occupations During Past            Since/         the Record
       Name and Address of Nominee          Age         Five Years and Public Directorships(1)           Nominee          Date
------------------------------------------  -----  --------------------------------------------------   -----------    ------------

Terry K. Glenn(1)*......................    59     Executive Vice President of MLAM and Fund Asset         1996           0
  P.O. Box 9011                                    Management, L.P., ("FAM") (which terms as used
  Princeton, NJ  08543-9011                        herein include their corporate predecessors)
                                                   since 1983; Executive Vice President and
                                                   Director of Princeton Services, Inc. ("Princeton
                                                   Services") since 1993; President of Princeton
                                                   Funds Distributor, Inc. ("PFD") since 1986 and
                                                   Director thereof since 1991; President of
                                                   Princeton Administrators, L.P. since 1988.

M. Colyer Crum(1).......................    67     Currently James R. Williston Professor of               Nominee        0
  104 Westcliff Road                               Investment Management Emeritus, Harvard Business
  Weston, Massachusetts  02193                     School; James R. Williston Professor of
                                                   Investment Management, Harvard Business School
                                                   from 1971 to 1996; Director of Cambridge Bancorp.


Laurie Simon Hodrick(1).................    37     Professor of Finance and Economics, Graduate            Nominee        0
  809 Uris Hall                                    School of Business, Columbia University since
  3022 Broadway                                    1998; Associate Professor of Finance and
  New York, New York  10027                        Economics, Graduate School of Business, Columbia
                                                   University from 1996 to 1998; Associate
                                                   Professor of Finance, J.L. Kellogg Graduate
                                                   School of Management, Northwestern University
                                                   from 1992 to 1996.

Jack B. Sunderland(1)(2)................    71     President and Director of American Independent          1996           0
  P.O. Box 7                                       Oil Company, Inc. (an energy company) since
  West Cornwall, Connecticut  06796                1987; Member of Council on Foreign Relations
                                                   since 1971.


Stephen B. Swensrud(1)(2)...............    66     Chairman of Fernwood Advisors (investment               1996           0
  24 Federal Street                                adviser) since 1996; Principal of Fernwood
  Boston, Massachusetts  02110                     Associates (financial consultants) since 1975;
                                                   Chairman of R.P.P. Corporation (manufacturing)
                                                   since 1978; Director of International Mobile
                                                   Communications, Inc. (telecommunications) since
                                                   1998.

J. Thomas Touchton(1)(2)................    61     Managing Partner of The Witt Touchton Company           1996           0
  Suite 3405, One Tampa City Center                and its predecessor, The Witt Co. (a private
  Tampa, Florida  33602                            investment partnership) since 1972; Trustee
                                                   Emeritus of Washington and Lee University;
                                                   Director of TECO Energy, Inc. (an electric
                                                   utility holding company).

Fred G. Weiss(1)........................    58     Managing Director of FGW Associates since 1997;         Nominee        0
  16450 Maddalena Place                            Vice President, Planning, Investment and
  Delray Beach, Florida  33446                     Development of Warner Lambert Co. from 1979 to
                                                   1997.



Arthur Zeikel(1)*.......................    67     Chairman of FAM and of MLAM from 1997 to 1999;          Nominee        0
  300 Woodland Avenue                              President of FAM and MLAM from 1977 to 1997;
  Westfield, New Jersey  07090                     Chairman of Princeton Services from 1997 to
                                                   1999, Director thereof from 1993 to 1999 and
                                                   President thereof from 1993 to 1997; Executive
                                                   Vice President of Merrill Lynch & Co., Inc. ("ML
                                                   & Co.") from 1990 to 1999.


----------------------------------------------

(1 )Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which MLAM, FAM or their affiliates act as investment adviser. See "Compensation of Trustees" below.

(2) Member of the Audit Committee of the Board of Trustees.

* Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund.

     The Board of Trustees of the Fund knows of no reason why any of the nominees listed above will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

     Committee and Board Meetings. The Board of Trustees has a standing Audit and Nominating Committee (the "Committee"), which consists of the Trustees who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The Committee also reviews and nominates candidates to serve as non-interested Trustees. The Committee generally will not consider nominees recommended by shareholders of the Fund. The non-interested Trustees have retained independent legal counsel to assist them in connection with these duties.

     During the fiscal year ended December 31, 1999, the Board of Trustees held four meetings and the Audit Committee held three meetings. All of the Trustees then serving attended at least 75% of the aggregate of the total number of meetings of the Board of Trustees and, if a member, the total number of meetings of the Committee held during such period.

     Compliance with Section 16(a) of the Securities Exchange Act of 1934.
Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers, trustees and persons who own more than ten percent of a registered class of the Fund's equity securities to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission ("SEC"). Officers, trustees and greater than ten percent shareholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, trustees, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

     Interested Persons. The Fund considers Messrs. Glenn and Zeikel to be "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions each holds or has held with MLAM and its affiliates and/or due to their ownership of securities issued by ML & Co. Mr. Glenn is the President of the Fund.

     Compensation of Trustees. MLAM, the Fund's investment adviser, pays all compensation to all officers of the Fund and all Trustees of the Fund who are affiliated with ML & Co. or its affiliates. The Fund pays each Trustee not affiliated with MLAM (each a "non-interested Trustee") a fee of $2,500 per year plus $250 per in person meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee, which consists of all of the non-interested Trustees, a fee of $1,000 per year. These fees and expenses aggregated $15,373 for the fiscal year ended December 31, 1999.

     The following table sets forth for the fiscal year ended December 31, 1999 compensation paid by the Fund to the non-interested Trustees and to Trustee nominees and, for the calendar year ended December 31, 1999, the aggregate compensation paid by all investment companies advised by MLAM and its affiliate, FAM ("MLAM/FAM advised funds"), to the non-interested Trustees and to Trustee nominees.


                                                                       Pension or
                                                                       Retirement
                                                                        Benefits
                                                                       Accrued as        Aggregate Compensation from
                                             Compensation from        Part of Fund        Fund and MLAM/FAM Advised
      Name of Trustee or Nominee                   Fund                 Expenses            Funds Paid to Trustees
---------------------------------------    ----------------------    ----------------    -----------------------------

M. Colyer Crum(1)..................             $0                        None                $122,975
Laurie Simon Hodrick(1)............             $0                        None                $53,000
Jack B. Sunderland(1)..............             $4,500                    None                $143,975
Stephen B. Swensrud(1).............             $4,500                    None                $232,250
J. Thomas Touchton(1)..............             $4,500                    None                $142,725
Fred G. Weiss(1)...................             $0                        None                $122,975


---------------------

(1) The Trustees serve on the boards of MLAM/FAM advised funds as follows: Mr. Crum (14 registered investment companies consisting of 14 portfolios); Ms. Hodrick (14 registered investment companies consisting of 14 portfolios); Mr. Sunderland (18 registered investment companies consisting of 33 portfolios); Mr. Swensrud (25 registered investment companies consisting of 61 portfolios); Mr. Touchton (18 registered investment companies consisting of 33 portfolios); and Mr. Weiss (14 registered investment companies consisting of 14 portfolios).

     Officers of the Fund. The Board of Trustees has elected 5 officers of the Fund. Officers of the Fund are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. The following sets forth information concerning each of these officers:


                    Name and Principal Occupation                              Office            Age         Officer Since
----------------------------------------------------------------------    ------------------    -------    ------------------

Terry K. Glenn....................................................        President             59         1996
  Executive Vice President of MLAM and FAM since 1983; Executive
  Vice President and Director of Princeton Services since 1993;
  President of Princeton Funds Distributor, Inc. ("PFD") since
  1986 and Director thereof since 1991; President of Princeton
  Administrators, L.P. since 1988.

Robert C. Doll, Jr................................................        Senior Vice           45         2000
  Senior Vice President of FAM and MLAM since 1999; Senior Vice           President
  President of Princeton Services since 1999; Chief Investment
  Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice
  President thereof from 1991 to 1999.


Eric S. Mitofsky..................................................        Senior Vice           45         1996
  First Vice President of MLAM since 1997; Vice President of MLAM         President
  from 1992 to 1997.


Donald C. Burke...................................................        Vice President        39         1999
  Senior Vice President and Treasurer of MLAM and FAM since 1999;         and Treasurer
  Senior Vice President and Treasurer of Princeton Services since
  1999; Vice President of PFD since 1999; First Vice President of
  MLAM from 1997 to 1999; Vice President of MLAM from 1990 to
  1997; Director of Taxation of MLAM and FAM since 1990.


Robert E. Putney, III.............................................        Secretary             40         1996
  Director (Legal Advisory) of MLAM and Princeton Administrators,
  L.P. since 1997; Vice President of MLAM from 1994 to 1997; Vice
  President of Princeton Administrators, L.P. from 1996 to 1997;
  attorney with MLAM since 1991; attorney in private practice from 1985 to 1991.


     Stock Ownership. At the Record Date, the Trustees, the Adviser Trustee and officers of the Fund as a group (8 persons) owned an aggregate of less than 1% of the Shares of the Fund outstanding at such date. At such date, Mr. Zeikel, a nominee for election to the Board of Trustees of the Fund, Mr. Glenn, an officer and a Trustee of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

         ITEM 2. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     The Board of Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund, has selected the firm of Deloitte & Touche llp ("D&T"), independent auditors, to examine the financial statements of the Fund for its current fiscal year. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the shareholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T also acts as independent auditors for ML & Co. and most of its subsidiaries, including MLAM and FAM, and for most other investment companies for which MLAM and FAM act as investment adviser. The Board of Trustees considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund.

     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from shareholders.

                            ADDITIONAL INFORMATION

     As described in the Fund's Confidential Private Placement Memorandum dated February 14, 1996, the Board of Trustees intends to consider recommending to Shareholders that the Fund convert from a closed-end fund to an open-end fund or an interval fund after July 11, 2001, at which time the Fund will have had at least five years of operations. The Fund was structured as a closed-end fund so that during its first five years of operation, it would generally not be subject to redemption requests. This structure was designed to avoid triggering gain upon distributions of portfolio securities. Generally, if portfolio securities were to be distributed within five years after their contribution to the Fund, to anyone other than the contributing Shareholder, the contributing Shareholder (not the redeeming Shareholder) would recognize gain up to the amount of built-in gain existing at the time of contribution. In addition, the Shareholder receiving such portfolio securities who had also contributed appreciated securities could be required to recognize gain the same as if such Shareholder received cash from the Fund. Neither gain recognition would apply to distributions after five years. If the Board of Trustees were to recommend and act upon the proposal to convert the Fund to an open-end fund or an interval fund, a meeting of Shareholders could be held as early as the third quarter of 2001 to consider and act upon such proposal.

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., 50% of the outstanding Shares, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. The Fund has retained Shareholder Communication Corporation to aid in the solicitation of proxies, at a cost to be borne by the Fund of approximately $3,500.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Trustee nominees and "FOR" the ratification of D&T as independent auditors.

     With respect to Item 1, "Election of Trustees," assuming a quorum is present, approval will require affirmative vote of a majority of the votes cast by the holders of Shares represented at the Meeting and entitled to vote.

     With respect to Item 2, "Ratification of the Selection of Independent Auditors," assuming a quorum is present, approval will require the affirmative vote of a majority of the votes cast by the holders of Shares represented at the Meeting and entitled to vote.

     If, by the time scheduled for the Meeting, a quorum of the shareholders is not present or if a quorum is present but sufficient votes to act upon the proposals are not received from the shareholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the best interests of the Fund's shareholders.

Address of MLAM

     The principal office of MLAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

     The Fund will furnish, without charge, a copy of its annual report for the Fund's last fiscal year and a copy of its most recent semi-annual report, if any, to any shareholder upon request. Such requests should be directed to the attention of the Secretary of the Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, or to 1-800-456-4587 ext. 123.

     The Declaration of Trust of the Fund does not require the Fund to hold an annual meeting of shareholders. The Fund will be required, however, to call special meetings of Shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements or of a change in the fundamental policies, objectives or restrictions of the Fund. The Fund also would be required to hold a special shareholders' meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The charter or by-laws provide that a shareholders' meeting may be called at the request of a majority of the Trustees or of 10% of the outstanding shares of the Fund entitled to vote at such meeting.

Shareholder Proposals

     A shareholder proposal intended to be presented at any subsequent meetings of shareholders of the Fund must be received by the Fund in a reasonable time before the Board's solicitation relating to such meeting is to be made in order to be considered in the Fund's proxy statement and form of proxy relating to the meeting.


                                     By Order of the Board of Trustees


                                     Robert E. Putney, III
                                     Secretary


Dated:  June 20, 2000

                                                 SHARES OF BENEFICIAL INTEREST

                            SOMERSET EXCHANGE FUND
                                 P.O. BOX 9011
                       Princeton, New Jersey 08543-9011


                                   P R O X Y


          This proxy is solicited on behalf of the Board of Trustees

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Robert E. Putney, III as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of beneficial interest of Somerset Exchange Fund (the "Fund") held of record by the undersigned on May 10, 2000 at the special meeting of shareholders of the Fund to be held on July 17, 2000 or any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

                             (continued and to be signed on the reverse side)


REVERSE OF CARD BELOW

Please mark boxes /  / or /  / in blue or black ink.


1.  ELECTION OF TRUSTEES         FOR all nominees listed below                       WITHOLD AUTHORITY
                                 (except as marked to the contrary below)  /   /     to vote for all nominees listed below  /   /

    (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

    M. Colyer Crum, Terry K. Glenn, Laurie Simon Hodrick, Jack B. Sunderland, Stephen B. Swensrud, J. Thomas Touchton,
    Fred G. Weiss and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

   FOR  /  /       AGAINST  /   /                ABSTAIN  /   /

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



                                                                      Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as
                                                                      attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized
                                                                      officer. If a partnership, please sign in partnership name by authorized person.

                                                                      Dated:                                    , 2000
                                                                            ----------------------------------

                                                                      X
                                                                         ---------------------------------------------
                                                                                          Signature

                                                                      X
                                                                         ---------------------------------------------
                                                                              Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.
